EXHIBIT 10.6

                                  (LETTERHEAD)

                           AMERICAN CONSULATE GENERAL
                               SAO PAULO, BRAZIL

I, Linda L. Donahue, Consul of the United States of America at Sao Paulo, in the State of Sao Paulo, Federative Republic of Brazil, commissioned and qualified, do hereby certify that, EDISON G. DE LIMA, whose signature and official stamp are respectively subscribed and affixed to this document, was on the 16th day of May 1997, the day of the date thereof, a Notary Public at Sao Paulo, in the State of Sao Paulo, Federative Republic of Brazil. In witness whereof I have hereunto set my hand and affixed the seal of the Consulate General of the United States of America at Sao Paulo on this 4th day of June 1997.


                                            /s/ LINDA L. DONAHUE
                                            ---------------------
                                                Linda L. Donahue
                                                Consul

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                       CONSULADO-GERAL DO BRASIL EM MIAMI

     Reconheco verdadeira a assinatura de ANGELA JIRON, ESCRIVA ADJUNTA NO CONDADO DE DADE, NO ESTADO DA FLORIDA, nos Estados Unidos da America. E, para constar onde convier, mandei passar o presente, que assinei a fiz selar com o Selo deste Consulado-Geral. Dispensada a legallizacao da assinatura de autoridade consular, de acordo com o artigo 20 do Decreto No 84.451, de 31/01/1980.

                       Miami, em 10 de junho de 1997.

                       /s/ ANAMARIA NOBREGA FERNANDES
                       ------------------------------
                           Anamaria Nobrega Fernandes
                           Vice-Consul

(SEAL)
Pagou R$ 20,00 ouro
ou   US$ 20.00
Tabela 416

                       ADDENDUM TO DISTRIBUTION AGREEMENT

         This is an addendum (this "Addendum") to that certain Distribution Agreement For Motorola Cellular Products, entered into between Ezcony Interamerica Inc. ("Ezcony") and King David Com. Exportacao e Importacao Ltda. ("Brazilian Distributor") as of June 17, 1996 (the"Agreement"). In consideration of the mutual covenants set forth below, Ezcony and Bazilian Distributor agree as follows.

1. The parties acknowledge that as of January 1, 1997, Motorola discontinued its MDF and cooperative advertising programs. Accordingly, paragraph 7 of the Agreement is deleted, effective retroactively to January 1, 1997.

2. Motorola has expanded Ezcony's territory to the entire country of Brazil. Accordingly, effective immediately, the term "Territory" as used in the Agreement is hereby defined to be entire country of Brazil.

3. Paragraph 5 of the Agreement is modified to read in its entirety as follows.

     5. COMMISSION. Brazilian Distributor shall pay Ezcony a commission on all purchases of cellular phones under this Agreement equal to the greater of
     (i) 2% of 65% of the gross amount of Brazilian Distributor's invoice to its customer, or (ii) the F.O.B. Chicago price of the phones being sold as charged by Motorola (if applicable). In addition, the Brazilan Distributor shall pay to Ezcony a commission on all purchases of cellular phone accessories under this Agreement equal to the greater of (i) 3% of 65% of the gross amount of Brazilian Distributor's invoice to its customer, or
     (ii) the F.O.B. Chicago price of the phones being sold as charged by Motorola (if applicable).

4. All other terms and conditions of the Agreement remain unchanged by this Addendum.

Entered into this 12 day of May, 1997.

Ezcony Interamerica Inc.           King David Com. Exportacao e Importacao Ltda.


By:/s/ EZRA COHEN                  By:/s/ CLEMENT ABOULAFIA     /s/ HAIM NASSER
------------------------           ------------------------     ---------------
 Ezra Cohen, President                   Clement Aboulafia         Haim Nasser

                                                  /s/ RAFAEL MARCOS
                                                  -----------------
                                                      Rafael Marcos

ezconyi